Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. Section 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Dorothy Scaringe, Chief Executive Officer and Chief Financial Officer of the Company, has executed this Certification in connection with the filing with the Securities and Exchange Commission of Dinoco’s Annual Report on Form 10-Q for the fiscal year ended 2/28/2015 (the Report)

The undersigned hereby certifies, to his knowledge, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of Dinoco, Inc.

Dated April 20, 2015.

/s/ DOROTHY SCARINGE
Dorothy Scaringe
President, Chief Executive Officer and Chief Financial Officer